                                                                    Exhibit 99.3

                                  CryoGen, Inc.

                           Consolidated Balance Sheets

                    December 31, 2001 and September 30, 2002


                                                                                      December 31,           September 30,
                                                                                          2001                    2002
                                                                                    -----------------      -----------------
                                                                                                              (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                                                        $       7,857,656      $       1,802,792
   Accounts receivable, net of allowance for doubtful accounts of
      $60,000 and $49,828, respectively                                                       496,154                693,081
   Inventories, net                                                                         1,152,240              2,382,134
   Other current assets                                                                       152,725                164,438
                                                                                    -----------------      -----------------
Total current assets                                                                        9,658,775              5,042,445

Property and equipment, net                                                                 1,657,191              1,409,594
Intangible assets                                                                             458,635                410,600
Other non-current assets                                                                       26,300                 56,170
                                                                                    -----------------      -----------------
Total assets                                                                        $      11,800,901      $       6,918,809
                                                                                    =================      =================

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT) Current liabilities:
   Accounts payable                                                                 $         661,899      $         470,712
   Accrued liabilities                                                                      1,689,385              1,686,887
   Capital lease obligations, current portion                                                 120,194                 28,742
   Bank loans                                                                                      --                430,004
                                                                                    -----------------      -----------------
Total current liabilities                                                                   2,471,478              2,616,345

Capital lease obligations, less current portion                                                14,470                     --

Redeemable convertible preferred stock, no par value; 38,200,000 shares authorized, 35,437,749 shares issued and outstanding at
   December 31, 2001 and September 30, 2002
   Series D, E, and F                                                                      45,045,364             47,564,371

Shareholders' equity (deficit):
   Convertible preferred stock, no par value; 7,614,286 shares authorized,
     7,094,845 shares issued and outstanding at December 31, 2001 and September
     30, 2002
     Series A, B and C                                                                     13,500,797             13,500,797
   Common stock, no par value; 63,000,000 shares authorized;
     2,153,502 and 2,172,502 shares issued and outstanding at
     December 31, 2001 and September 30, 2002, respectively                                   433,352                435,914
   Accumulated comprehensive loss                                                                  --                     --
   Accumulated deficit                                                                    (49,664,560)           (57,198,618)
                                                                                    -----------------      -----------------
Total shareholders' equity (deficit)                                                      (35,730,411)           (43,261,907)
                                                                                    -----------------      -----------------
Total liabilities and shareholders' equity (deficit)                                $      11,800,901      $       6,918,809
                                                                                    =================      =================


See accompanying notes.

                                  CryoGen, Inc.

                      Consolidated Statements of Operations

                  Nine Months Ended September 30, 2001 and 2002


                                                                            Nine Months Ended September 30,
                                                                              2001                  2002
                                                                        ----------------      ----------------
                                                                                     (unaudited)

Net sales                                                               $      1,052,250      $      2,047,927

Costs and expenses:
   Cost of sales                                                               3,499,086               442,260
   Research and development                                                    1,351,136               957,725
   General and administrative                                                  1,557,347             2,209,637
   Sales and marketing, including depreciation of demonstration and field capital  equipment of $382,045 and $523,615 for the nine
     months ended September 30, 2001 and 2002, respectively                    4,129,190             3,497,791
                                                                        ----------------      ----------------

Total costs and expenses                                                      10,536,759             7,107,413
                                                                        ----------------      ----------------


Operating loss                                                                (9,484,509)           (5,059,486)

Interest and other (income) expense, net                                         (33,779)               44,435
                                                                        ----------------      ----------------
Net loss                                                                      (9,518,288)           (5,015,051)
Accrued preferred stock dividends                                             (2,057,932)           (2,519,007)
                                                                        ----------------      ----------------
Net loss applicable to common shareholders                              $    (11,576,220)     $     (7,534,058)
                                                                        ================      ================

Basic and diluted net loss per share                                               (5.71)                (3.57)
                                                                        ================      ================
Shares used to compute basic and diluted net loss per share                    2,027,896             2,107,822
                                                                        ================      ================


See accompanying notes.

                                  CryoGen, Inc.

                      Consolidated Statements of Cash Flows

                  Nine Months Ended September 30, 2001 and 2002


                                                                        Nine Months Ended September 30,
                                                                          2001                  2002
                                                                    ----------------      ----------------
                                                                                 (unaudited)

OPERATING ACTIVITIES
Net loss                                                            $     (9,518,288)     $     (5,015,051)
Adjustments to reconcile net loss to net cash used in operating activities:
   Depreciation and amortization                                             614,859               832,525
   Changes in operating assets and liabilities:
     Accounts receivable, net                                               (273,950)             (196,927)
     Inventories, net                                                       (452,598)           (1,229,894)
     Other current assets                                                    (76,577)              (11,713)
     Accounts payable                                                        555,810              (191,187)
     Accrued liabilities                                                     502,402                (2,498)
     Deferred rent                                                           (16,107)                   --
                                                                    ----------------      ----------------
Net cash used in operating activities                                     (8,664,449)           (5,814,745)

INVESTING ACTIVITIES
Additions to property and equipment                                       (1,409,437)             (536,893)
Other non-current assets                                                     (75,185)              (29,870)
                                                                    ----------------      ----------------
Net cash used in investing activities                                     (1,484,622)             (566,763)

FINANCING ACTIVITIES
Proceeds from bank borrowings                                                     --               430,004
Repayment of notes payable                                                  (918,936)                   --
Repayment of capital lease obligations                                       (66,948)             (105,922)
Net proceeds from an issuance of preferred stock                          10,990,037                    --
Proceeds from exercise of stock options, net of repurchase                    62,865                 2,562
                                                                    ----------------      ----------------
Net cash provided by financing activities                                 10,067,018               326,644
                                                                    ----------------      ----------------

Net decrease in cash and cash equivalents                                    (82,053)           (6,054,864)
Cash and cash equivalents at beginning of the period                       1,503,240             7,857,656
                                                                    ----------------      ----------------
Cash and cash equivalents at end of the period                      $      1,421,187      $      1,802,792
                                                                    ================      ================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid                                                       $         87,513      $         13,102
                                                                    ================      ================
Accrued dividend                                                    $      2,057,932      $      2,519,007
                                                                    ================      ================


See accompanying notes.

                                  CryoGen, Inc.

                   Notes to Consolidated Financial Statements

                               September 30, 2002



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

CryoGen, Inc. ("CryoGen" or the "Company") was incorporated in California on December 29, 1993. The Company is a medical device company engaged in the development, manufacture and sale of cryotherapy tools for gynecologic and other indications. In April 2001, the Federal Drug Administration ("FDA") approved the Company's Pre-Marketing Applications for its "Her Option(TM)" device and the Company commenced sales and marketing of the device at that time. The Company's primary customers are hospitals and physician offices in the United States.

The Company has entered into a merger agreement with American Medical Systems ("AMS") on December 13, 2002. The merger was completed on December 31, 2002 (see note 5).

BASIS OF PRESENTATION

These consolidated financial statements include the accounts of CryoGen and its wholly-owned European subsidiary located in France. All intercompany balances and transactions have been eliminated in consolidation.

In the opinion of management, all adjustments, consisting of normal recurring adjustments necessary to present the financial position, the results of operations and the cash flows fairly, have been made. The results of operations for the nine months are not necessarily indicative of the results for the full fiscal year.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles general accepted in the United States for interim financial statements and with instructions of Regulation S-X. Accordingly, they do not include all information the disclosures required by accounting principles generally accepted in the United States for complete financial statements. The accompanying consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2001 included elsewhere herein.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NET LOSS PER SHARE

The computations for basic and diluted net loss per share for the nine-months ended September 30, 2001 and 2002 are as follows:

                                                                 NINE MONTHS ENDED SEPTEMBER 30,
                                                                   2001                  2002
                                                             ----------------      ----------------
                                                                          (UNAUDITED)

Numerator:
    Net loss                                                 $     (9,516,288)     $     (5,015,051)
    Accrued preferred stock dividends                              (2,057,932)           (2,519,007)
                                                             ----------------      ----------------

Net loss applicable to common stockholders                        (11,576,220)           (7,534,058)
                                                             ================      ================


Denominator
    Weighted average common shares                                  2,090,323             2,167,026
    Weighted average restricted common shares subject to
        repurchased                                                   (62,427)              (59,203)
                                                             ----------------      ----------------

Denominator for basic and diluted earnings per share                2,027,896             2,107,822
                                                             ================      ================



Basic and diluted net loss per share                         $          (5.71)     $          (3.57)
                                                             ================      ================

RECENTLY ISSUED ACCOUNTING STANDARDS

In October 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement superceded SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, and amends Accounting Principles Board Statement No. 30, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of by sale. This statement also retains APB 30's requirement that companies report discontinued operations separately from continuing operations. All provisions of SFAS No. 144 were effective for the Company on January 1, 2002. The adoption of SFAS No. 144 did not have an impact on the Company's financial position or results of operations.

In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. This statement supercedes Emerging Issue Task Force
(EITF) Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit and Activity (including Certain Costs Incurred in a Restructuring). SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF 94-3, a liability is recognized at the date an entity commits to an exit plan. SFAS No. 146 also establishes that the liability should initially be measured and recorded at fair value. The provisions of SFAS No. 146 will be effective for any exit and disposal activities initiated after December 31, 2002.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No.
123. This statement amends SFAS No. 123, Accounting for Stock Based Compensation, to provide alternative methods of voluntarily transitioning to the fair value based method of accounting for stock-based employee compensation and also provides additional disclosures about the method of accounting for stock-based employee compensation. Amendments are effective for financial statements for the Company beginning January 1, 2003. The Company has currently chosen not to adopt the voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company does not believe the adoption of such method pursuant to SFAS No. 148 will materially impact its financial position or results of operations.

                                 CryoGen, Inc.

2. BALANCE SHEET INFORMATION

INVENTORY

Inventories consist of the following:

                         DECEMBER 31,        SEPTEMBER 30,
                            2001                  2002
                       ---------------      ---------------
                                              (UNAUDITED)


Raw materials          $     1,145,885      $     1,558,439
Work-in-process                594,881              129,002
Finished goods                 491,591              778,971
Inventory reserves          (1,080,117)             (84,278)
                       ---------------      ---------------

                       $     1,152,240      $     2,382,134
                       ===============      ===============

3. BANK LOANS

In May 2002, the Company entered into a loan agreement (the "Loan Agreement") with a bank for a $1,500,000 revolving line of credit. Borrowings under the line of credit accrue interest at Prime Rate plus 1.5% (6.25% at September 30, 2002). The Company is required to make monthly interest payments. The revolving line of credit expires May 13, 2003, with any unpaid balance due upon expiration. The outstanding balance on the line of credit was $360,000 at September 30, 2002.

The Loan Agreement also provided the Company with an equipment advance for up to $250,000. Borrowings under the equipment advance bear interest at Prime Rate plus 1.5% (6.25% at September 30, 2002). Interest payment is due monthly. There is no principal payment until June 15, 2003, when outstanding advance balance will be repaid in 36 equal monthly installments. The outstanding balance on the equipment advance was $70,004 at September 30, 2002.

Substantially all of the Company's assets have been pledged as collateral.

The Company's bank loans are generally subject to financial and other restrictive covenants. In accordance with the bank covenant, the bank loans were repaid when the merger with AMS was completed.

                                 CryoGen, Inc.

4. REDEEMABLE CONVERTIBLE PREFERRED STOCK AND SHAREHOLDERS' EQUITY (DEFICIT)

In December 2002, the Company issued 3,787,030 shares of Series G preferred stock (7,200,000 shares authorized) at $0.001 per share. Series G is non-convertible and dividends are not required.

In the event of a sale of the Company (which occurred in the merger with AMS), the holders of the Series G preferred stock would receive the first $1.5 million from the initial net proceeds. The remaining initial net proceeds will be distributed to the holders of the Series D, E and F preferred stock prior to and in preference to any other distributions.

Any future earnout payments from AMS will be distributed first to the holders of the Series D, E and F preferred stock to complete their liquidation preference. After the full D, E and F preference is paid, the remaining funds will be distributed to the Series A, B, and C preferred stock holders.

If there are any remaining funds after the full payment to satisfy the liquidation preference of the Series A, B, C, D, E, F, and G preferred holders, it will be paid to the holders of common shares and common equivalent in proportion to their holdings.

5. SUBSEQUENT EVENT

The Company has entered into a merger agreement with American Medical Systems on December 13, 2002 for an initial consideration of $40,000,000 subject to certain purchase price adjustments. In addition, the Company's shareholders are entitled to future earnout payment on a formula based on Net Product Revenues as defined in the Merger Agreement less $40,000,000. The merger was consummated on December 30, 2002.